Janus Aspen Series

Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio

Supplement dated June 10, 2022

to Currently Effective Prospectus

and Statement of Additional Information

Effective close of business today, Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio (formerly named Janus Henderson U.S. Low Volatility Portfolio) (the “Portfolio”) will no longer be offered through the combined Service Shares Prospectus or Statement of Additional Information dated April 29, 2022, and as further supplemented. All references to the Portfolio are removed from the Prospectus and Statement of Additional Information accordingly.

In seeking information about the Portfolio, existing contract holders or plan participants and prospective purchasers of variable annuity contracts, variable life insurance contracts, or qualified retirement plans should refer to the Prospectus and the Statement of Additional Information for the Portfolio dated June 10, 2022, which may be updated from time to time.

Please retain this Supplement with your records.